Exhibit 99.1

FOR RELEASE AT 9:05 a.m. Eastern Time

Lawson Software	Intentia
Terry Blake	Niklas Björkqvist
Media	General Counsel
+1-651-767-4766	Telephone:	+46-8-5552 5249
terry.blake@lawson.com	Fax:	+46-8-5552 5999
	Cell phone:	+46-733-27 5249
niklas.bjorkqvist@intentia.se

Intentia
Lawson Software	Micaela Sjökvist
Barbara Doyle	Investor Relations
Investor Relations	Telephone:	+46 8 5552 5000
+1-651-767-4385	Cell phone:	+46 70 698 6646
barbara.doyle@lawson.com	micaela.sjokvist@intentia.se

LAWSON SOFTWARE AND INTENTIA INTERNATIONAL COMPLETE
COMBINATION

Acceptance Period for The Offer is Extended to Permit Late Tenders

Combined Company is a New Leader in Enterprise Applications,

Serving 4,000 Customers in 40 Countries

ST. PAUL, Minn., and STOCKHOLM, Sweden - April 25, 2006 – Lawson Software, Inc. (“Lawson”) (Nasdaq: LWSN) and Intentia International (“Intentia”) (XSSE:  INT B) today announced the fulfillment of conditions of the offer and the completion of their combination. Holders of shares and warrants in Intentia, representing 5,119,604 shares of series A, 157,505,164 shares of series B, and 23,000,000 warrants, corresponding to approximately 97.4 percent of the shares and approximately 97.9 percent of the votes in Intentia on a fully diluted basis (including all shares issuable pursuant to outstanding warrants but excluding shares issuable pursuant to outstanding convertible securities), accepted Lawson’s offer to exchange their shares and warrants for newly issued shares of Lawson common stock (the “Exchange

-more-

Offer”). Lawson has also completed its reorganization merger in connection with the combination. All conditions for the completion of the Exchange Offer have been satisfied and settlement of the Exchange Offer, whereby holders of shares and warrants in Intentia will receive VPC-registered Lawson common stock in exchange, is expected to commence promptly.

Lawson was approved for a secondary listing at the Stockholm Stock Exchange on April 24, 2006. VPC-registered Lawson common stock will commence trading on the Swedish Stock Exchange under the symbol LWSN as soon as practicable after settlement of the Exchange Offer. Following Lawson’s holding company reorganization, which will be effective as of the open of trading on Nasdaq on April 25, 2006, Lawson common stock will continue to trade on the Nasdaq National Market under the symbol LWSN and will be assigned a new CUSIP (52078P102). No new certificates will be issued as a result of the reorganization, and holders of Lawson common stock will not need to exchange any certificates representing the Lawson common stock they hold.

To enable those holders of shares in Intentia who have not yet tendered their shares to participate in the Exchange Offer, the Exchange Offer has been further extended up to and including May 5, 2006, 5:00 p.m. (CET). Shares tendered during the extended acceptance period are expected to settle commencing the week following the expiration of the extended acceptance period. After the extension, Lawson intends to initiate compulsory acquisition proceedings regarding the shares that have not been tendered in the Exchange Offer.

New Company is a Leader in Enterprise Applications

The combination of Lawson and Intentia creates a global leader in enterprise applications with approximately 4,000 customers in more than 40 countries. “As we close this chapter on the merger exercise, we begin the task of executing our plans and fulfilling the promise of a new, larger, stronger, global Lawson,” said Harry Debes, Lawson Software’s president and chief executive officer. “We are convinced that the market wants legitimate and credible choices and this combination makes us a strong contender in numerous markets around the globe.”

About Lawson Software

Lawson Software provides business application software and consulting services to services organizations in the healthcare, retail, government and education, banking and insurance and other markets. Lawson’s software suites include enterprise performance management, distribution, financials, human capital management, procurement, retail operations and service process optimization. With headquarters in St. Paul, Minn., Lawson has offices and affiliates serving North and South America, Europe, and Africa. Lawson Software and Lawson are registered trademarks of Lawson Software, Inc. All rights reserved.

About Intentia

Intentia is the only global enterprise solutions provider 100% dedicated to bringing software applications and consulting services to companies whose core processes involve manufacturing, distribution and maintenance—what we call the “make, move and maintain” market.

100% of our resources are committed to this market.

100% of our software is designed for this market.

100% of our experience is in serving this market.

Intentia was founded in 1984 and serves over 3,000 customer sites in some 40 countries around the world. Our business solutions currently comprise enterprise management, supplier relationship management, customer relationship management, supply chain management, value chain collaboration, enterprise performance management and workplace management.

Intentia is a public company traded on the Stockholm Stock Exchange (XSSE) under the symbol INT B. Visit Intentia’s website at www.intentia.com

Forward-Looking Statements

This press release contains forward-looking statements that contain risks and uncertainties. These forward-looking statements contain statements of intent, belief or current expectations of Lawson and its management, and Intentia and its management. Such forward-looking statements are not guarantees of future results and involve risks and uncertainties that may cause actual results to differ materially from the potential results discussed in the forward-looking statements. The companies are not obligated to update forward-looking statements based on circumstances or events that occur in the future. Risks and uncertainties that may cause such differences include but are not limited to:  uncertainties in Lawson’s ability to realize synergies and revenue opportunities anticipated from the Intentia International acquisition; uncertainties in the software industry; global military conflicts; terrorist attacks in the United States, and any future events in response to these developments; changes in conditions in the company’s targeted service industries; increased competition and other risk factors listed in the company’s most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission and as included in Lawson Holding’s Form S-4 Proxy Statement/Prospectus filed with the Commission.

Additional Information and Where to Find It

Lawson has filed a registration statement on Form S-4 containing a proxy statement/prospectus in connection with the proposed acquisition of Intentia by Lawson pursuant to the terms of the Transaction Agreement by and between Lawson and Intentia. On or about March 22, 2006, the proxy statement/prospectus was mailed to the stockholders of Lawson and Intentia security holders who are U.S. persons. Lawson has also filed and registered a prospectus with the Swedish Financial Supervisory Authority. The security holders of Lawson and Intentia are urged to read the proxy statement/prospectus and other relevant materials because they contain important information about the offer. Investors and security holders may obtain free copies of these documents and other documents filed with the Securities and Exchange Commission at the Securities and Exchange Commission’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by Lawson by going to Lawson’s Investor Relations page on its corporate website at www.lawson.com.

Lawson and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Lawson in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the proxy statement/prospectus described above. Additional information regarding these directors and executive officers is also included in Lawson’s proxy statement, which was also filed as part of the Form S-4 submission filed with the SEC. This document is available free of charge by contacting the SEC or Lawson as indicated above.

THIS PRESS RELEASE MAY NOT BE DISTRIBUTED, DIRECTLY OR INDIRECTLY, TO
OR FROM AUSTRALIA, JAPAN, CANADA, NEW ZEALAND OR SOUTH AFRICA.

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